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                                                                   Exhibit 10.41

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ________________, 1996 by and between TELCO COMMUNICATIONS GROUP, INC. (the "Company") and the holders of certain shares of common stock of the Company ("Common Stock") and certain options to purchase common stock (the "Stock Options") set forth in Exhibit A attached hereto (the "Investors").

                                   RECITALS:

     WHEREAS, certain Investors currently are members of the Company's Board of Directors and/or are officers of the Company; and

     WHEREAS, the Company is contemplating a public offering of its Common Stock (the "Offering") and, as a condition to such Offering, the parties are willing to enter into the agreements contained herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

 Section 1.  Definitions.

     "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

     "Agreement" is defined in the Preamble to this Agreement.

     "Common Stock" is defined in the Preamble to this Agreement.

     "Company" is defined in the Preamble to this Agreement.

     "Demand Period" is defined in Section 2.1 hereof.

     "Demand Registration" is defined in Section 2.1 hereof.

     "Demand Registration Request" is defined in Section 2.2.1 hereof.

     "Demanding Shareholders" is defined in Section 2.2.1 hereof.

     "Fair Market Value" means, per share of Common Stock, (i) if the Common Stock is traded on a national securities exchange or system, or is actively traded over-the-counter, the average of the closing sales prices for the Common Stock on such exchange or system or format for the two (2) trading days preceding, but not including, the date of a Demand Registration Request, or (ii) if the Common Stock is not so traded, the fair market value as determined in the discretion of the Board of Directors of the Company.

     "Holder" means any holder of Registrable Securities.

     "Investors" is defined in the Preamble to this Agreement.

     "Offering" is defined in the Recitals to this Agreement.

     "Other Holders" is defined in Section 3.3 hereof.

     "Other Registration Rights" is defined in Section 4.1 hereof.

     "Other Registration Rights Recipients" is defined in Section 4.2 hereof.

     "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or agency or political subdivision thereof.

     "Piggyback Notice" is defined in Section 3.1 hereof.

     "Piggyback Registration" is defined in Section 3.1 hereof.

     "Registering Shareholders" is defined in Section 2.2.4.

     "Registrable Securities" means (i) the Common Stock issued or issuable to the Investors as of the date hereof, including Common Stock issued or issuable pursuant to the Stock Options held by the Investors as of the date hereof, and
(ii) any Common Stock or other securities issued or issuable with respect to the Common Stock or other securities referred to in clause (i) above, by way of replacement, share dividend, share split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been sold to the public pursuant to an offering registered under the Securities Act (as defined below) or sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Investors holding Stock

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Options shall be entitled to exercise the rights granted hereunder with respect to the registration of Registrable Securities without having first to exercise the Stock Options. No such exercise of Stock Options shall be required by the Company until the registration of the Common Stock into which the Stock Options are exercisable shall have been declared or ordered "effective" by the SEC and the holder of the Stock Options shall have elected to sell such common stock pursuant to such registration.

     "Registration Expenses" is defined in Section 7.1 hereof.

     "Representative" means Bear Stearns & Co., Inc.

     "S-3 Eligibility Date" means the date on which the Company becomes eligible to register its securities by means of a registration statement on Form S-3.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Stock Options" is defined in the Preamble to this Agreement.

 Section 2.  Demands for Registration.

      2.1  Demand Period.  From the S-3 Eligibility Date until the date which is
           -------------
the fifth anniversary of the S-3 Eligibility Date (the "Demand Period"), subject to the terms and conditions set forth herein, the Holders, in the aggregate, shall have two opportunities, in addition to other rights enumerated in this Agreement, to have a registration effected under the Securities Act of all or part of their Registrable Securities (a "Demand Registration").

     2.2  Demand Procedure.
          ----------------

     2.2.1 Subject to Subsection 2.2.2 below, during the Demand Period any Holder or combination of Holders (the "Demanding Shareholders") may deliver to the Company a written request (a "Demand Registration Request") requesting that the Company register any or all of such Holders' Registrable Securities; provided, however, that the Company shall not be required to comply with any
- --------  -------
Demand Registration Request unless (i) the Demanding Shareholders are the Holders of at least 47% of the Registrable Securities and (ii) the Demanding Shareholders request the registration of Registrable Securities having an aggregate Fair Market Value in excess of (i) $500,000, with respect to the initial Demand Registration, or (ii) $250,000, with respect to the second Demand Registration.

     2.2.2 No Demand Registration Request may be made within six months after any other Demand Registration is declared effective. The Company shall only be required to file

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one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request.

     2.2.3  A Demand Registration Request from any Demanding Shareholders shall
(i) set forth the number and ownership of Registrable Securities intended to be sold pursuant to the Demand Registration Request, (ii) disclose whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting, and (iii) identify any underwriter or underwriters proposed for the underwritten portion, if any, of such registration.

     2.2.4 If the Company receives a Demand Registration Request in compliance with the terms of this Agreement, then the Company shall, subject to the limitations in Subsections 2.2.5 and 2.2.6 hereof, (i) use its reasonable best efforts to prepare and file as soon as practicable with the SEC a registration statement under the Securities Act with respect to all the Registrable Securities that the Demanding Shareholders requested to be registered in the Demand Registration Request and all other Registering Shareholders that the Company has been requested to register by the Holders having delivered a Supplemental Demand Registration Request in accordance with Section 2.2.6 hereof (such Holders, together with the Demanding Shareholders, the "Registering Shareholders"), (ii) use its reasonable best efforts to cause such registration statement to become effective, and (iii) if such registration can be accomplished by means of a registration statement on Form S-3, keep such registration statement effective until the earlier of (x) such time as the Registering Shareholders shall have sold or otherwise disposed of all of their Registrable Securities included in the registration, or (y) three months following the effective date of such registration statement. A registration requested pursuant to this Section 2.2.4 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, unless (a) such order, injunction or requirement is implemented after the period specified in clause (iii) of the immediately preceding sentence or (b) such order, injunction or requirement is lifted or stayed within 30 days. If such registration cannot be accomplished by means of a registration statement on Form S-3, the Company shall use its reasonable best efforts to keep such registration statement effective for up to 45 days.

     2.2.5  It is anticipated that the registration contemplated under this
Section 2 will be accomplished by means of the filing of a Form S-3 (or such other appropriate registration form under the Securities Act (i) as shall be selected by the Company and as shall be reasonably acceptable to a majority of the Registering Shareholders and (ii) as shall permit the disposition of the securities being registered in accordance with the intended method or methods of disposition) and that registration on such a form will allow for different means of distribution, including sales by means of an underwriting as well as sales into the open market. If the managing underwriter shall notify the Company in writing that in the judgment of such underwriter the use of a more detailed form or the inclusion in such form of a more detailed prospectus than would be required by such form is necessary to effectuate the offering successfully, the Company shall use its best efforts to utilize such more detailed form or include such more detailed prospectus, as the case

                                      -iv-
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may be, provided that such action does not require the Company to incur any unreasonable cost. The Company agrees to include in any such registration statement all information that Holders of Registrable Securities being registered shall reasonably request, consistent with all applicable laws. If the Demanding Shareholders desire to distribute all or part of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company in writing in their initial Demand Registration Request as described in Section 2.2.3 above. A determination of whether all or part of the distribution will be by means of an underwriting shall be made by Holders holding a majority of the Registrable Securities to be included in the registration. If all or part of the distribution is to be by means of an underwriting, all subsequent decisions concerning the underwriting which are to be made by the Registering Shareholders pursuant to the terms of this Agreement, which shall include the selection of the underwriter or underwriters to be engaged and the representative, if any, of the underwriters so engaged, shall be made by the Holders who hold a majority of the Registrable Securities to be included in the underwriting, subject to approval by the Board of Directors of the Company.

     2.2.6 Upon the receipt by the Company of a Demand Registration Request in accordance with Subsection 2.2.4 hereof, the Company shall, within ten (10) days following receipt of such Demand Registration Request, give written notice of such request to all Holders. The Company shall include in such notice information concerning whether all, part or none of the distribution is expected to be made by means of an underwriting and, if more than one means of distribution is contemplated, may require Holders to notify the Company of the means of distribution of their Registrable Securities to be included in the registration. If any Holder who is not a Demanding Shareholder desires to sell any Registrable Securities owned by such Holder, such holder may elect to have all or any portion of their Registrable Securities included in the registration statement by notifying the Company in writing (a "Supplemental Demand Registration Request") within fifteen (15) days of the date of delivery of notice of the Demand Registration Request by the Company. The right of any Holder to include all or any portion of its Registrable Securities in an underwriting shall be conditioned upon the Company's having received a timely written request for such inclusion by way of a Demand Registration Request or Supplemental Demand Registration Request (which right shall be further conditioned to the extent provided in this Agreement). All Holders proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement consistent with the provisions of this Agreement and otherwise in customary form with the underwriter or underwriters selected for such underwriting.

     2.2.7 Notwithstanding any other provision of this Section 2, if an underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the Holders in proportion (as nearly as practicable) to the respective amounts of Registrable Securities each Holder otherwise sought to have registered pursuant to its Demand Registration Request for Supplemental Demand Registration Request (or in such other proportion as they shall mutually agree). Registrable Securities excluded or withdrawn from the underwriting in accordance with this Section 2.2.7

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shall be withdrawn from the registration.

      2.3  Priority on Demand Registration  The Company will not include in any
           -------------------------------
Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of a majority of the shares of Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the Holders holding a majority of the Registrable Securities to be included in the underwritten registration, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of shares of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within such acceptable price range.

 Section 3.  Piggyback Registrations.

      3.1  Right to Piggyback.  If the Company proposes to file any registration
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statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding (i) registration statements filed pursuant to Section 2 of this Agreement or (ii) registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) (a "Piggyback Registration"), the Company will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to Sections 3.3 and 3.4 hereof, the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the date of delivery of the Piggyback Notice.

      3.2  Priority on Primary Registrations.  If a Piggyback Registration is an
           ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration, subject to the provisions of
Section 4 hereof, (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder, and (c) third, other securities requested to be included in such registration, pro rata on the basis of the number of shares of such securities owned by each holder thereof.

      3.3  Priority on Secondary Registrations.  If a Piggyback Registration is
           -----------------------------------
an underwritten secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Securities (the "Other Holders"), and the managing underwriters

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

advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Company will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration, and (b) second, the Registrable Securities requested to be included in such registration hereunder, pro rata among the Holders of such Registrable Securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

      3.4  Selection of Underwriters.  In the case of an underwritten Piggyback
           -------------------------
Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

 Section 4.  Other Registration Rights.

      4.1  Granting of Other Registration Rights.  Except (a) as provided in
           -------------------------------------
this Agreement and (b) with respect to registration rights granted to employees of the Company pursuant to or in connection with the Company's stock option plan and any other employee benefit plan or compensatory arrangement of the Company, which requests will be on such terms as the Company deems appropriate, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities (the "Other Registration Rights"), without the prior written consent of the Holders of at least a majority of the then outstanding shares of Registrable Securities [(which consent shall not be unreasonably withheld)] so long as the initial Holders of Registrable Securities have continuously held in the aggregate at least fifty percent (50%) of the Registrable Securities held by such Holders on the date hereof.

      4.2  Priority of Other Registration Rights.  Unless otherwise agreed in
           -------------------------------------
writing by the Holders of at least a majority of the then outstanding shares of Registrable Securities, any Other Registration Rights granted after the date of this Agreement to any Person (collectively, the "Other Registration Rights Recipients") shall be junior in priority to the registration rights granted herein, except as otherwise specified in Section 3.3. Except as specified in
Section 3.3, if, in connection with any registration, the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceed the number that can be sold in an orderly manner within a price range acceptable to the Person(s) responsible for initiating the registration, the Company will include in such registration, subject to other provisions of this Agreement, (a) first, the securities requested to be included therein by the Person(s) responsible for initiating such registration, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder, (c) third, the securities requested to be included therein by the Other Registration Rights Recipients, pro rata on the basis of the number of shares owned by each such Other Registration Rights Recipient, and (d) fourth, other securities requested to be included in such registration, pro rata on the basis

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of the number of shares of such securities owned by each holder thereof.

  Section 5.  Holdback Agreements.  The Company agrees (a) not to effect any
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public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 25-day period prior to and during the 60-day period following the effective date of any underwritten Demand Registration (except pursuant to (i) registrations on Form S-8 or any successor form, (ii) registrations on Form S-4 or any successor form, and (iii) registrations of securities in connection with a dividend reinvestment plan, if any, of the Company on form(s) applicable to such securities) unless the underwriters managing the registered public offering otherwise agree, and (b) to use its reasonable best efforts to obtain agreements from its officers, directors, Affiliates (including holders of five percent (5%) or more of the outstanding Common Stock), to agree not to effect any public sale or distribution (excluding sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

 Section 6.  Registration Requirements.

     6.1  Registration Procedures.  Whenever the Holders of Registrable
          -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     6.1.1  Registration Statement.  Prepare and file with the SEC a
            ----------------------
registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

     6.1.2  Amendments and Supplements.  Prepare and file with the SEC such
            --------------------------
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition, and the terms of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     6.1.3  Provision of Copies.  Furnish to each seller of Registrable
            -------------------
Securities the number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     6.1.4  Blue Sky Laws.  Use its reasonable best efforts to register or
            -------------
qualify such

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Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, that the Company will not be required
                                 --------
to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection 6.1.4, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction, or (d) qualify such Registrable Securities in a given jurisdiction where, in the reasonable discretion of the Company, expressions of investment interest are not sufficient in such jurisdiction to reasonably justify the expense of qualification in that jurisdiction or where such qualification would require the Company to register as a broker or dealer in such jurisdiction.

     6.1.5  Antifraud Rules.  Notify each seller of such Registrable Securities
            ---------------
when a prospectus relating thereto is required to be delivered under the Securities Act, or the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and in such event, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     6.1.6.  Securities Exchange Listings.  Use its reasonable best efforts to
             ----------------------------
cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed and use its reasonable best efforts to qualify such Registrable Securities for trading on each system on which securities of the same class issued by the Company are then qualified;

     6.1.7  Transfer Agent and Registrar.  Provide a transfer agent and
            ----------------------------
registrar for all such Registrable Securities not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

     6.1.8  Underwriting Agreements.  Enter into such customary agreements
            -----------------------
(including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (If the Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will, if requested by any Holder of Registrable Securities as provided in Section 3 and subject to the provisions of Section 3, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be distributed by such underwriters. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such

Holder's authority to enter into the underwriting agreement and such Holder's intended method of distribution and any other representation required by law or reasonably requested by the underwriters.)

     6.1.9  Due Diligence.  Make available for inspection by any underwriter
            -------------
participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

     6.1.10  Earning Statement.  Otherwise use its best efforts to comply with
             -----------------
all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     6.1.11  Deemed Underwriters or Controlling Persons.  Permit any Holder of
             ------------------------------------------
Registrable Securities which Holder, in such Holder's reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Company and furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

     6.1.12  Management Availability.  In connection with underwritten
             -----------------------
offerings, make available appropriate management personnel for participation in the preparation and drafting of such registration or comparable statement, for due diligence meetings and for "road show" meetings;

     6.1.13  Stop Orders.  In the event of the issuance of any stop order
             -----------
suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

     6.1.14  Comfort Letter.  Obtain a cold comfort letter from the Company's
             --------------
independent public accountants addressed to the selling Holders of Registrable Securities in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request.

     6.1.15 Opinion.  Furnish, at the request of Holders of a majority of the
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                                      -x-

Registrable Securities participating in the registration, to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriters, if any) of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel to underwriters in underwritten public offerings.

      6.2  Further Assurances.  The Company may require each Holder of
           ------------------
Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request.

      6.3  Notice to Suspend Offers and Sales.  Each Investor severally agrees
           ----------------------------------
that, upon receipt of any notice from the Company of the happening of any event of the kind described in Subsections 6.1.5 or 6.1.13 hereof, such Investor will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Subsection 6.1.5 or until the withdrawal of such order under Subsection 6.1.13. If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the Holder's reasonable judgment, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such Holder and the Company and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or similar Federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause (b) such Holder shall furnish
        --------
to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

      6.4  Company's Ability to Postpone.  Notwithstanding anything to the
           -----------------------------
contrary contained herein, the Company shall have the right to postpone the filing of any registration statement under Sections 2, 3, or 4 hereof for a reasonable period of time (not exceeding 75 days) if the Company furnishes the Holders of Registrable Securities a certificate signed by the Chairman of the Board of Directors or the President of the Company stating that, in its good faith judgment, the Company's Board of Directors (or the executive committee thereof) has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition or asset of stock, merger or other comparable transaction, or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

Section 7. Registration Expenses.

      7.1  Expenses Borne by Company.  Except as specifically otherwise provided
           -------------------------
in Section 7.2 hereof, the Company will be responsible for payments of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the "Registration Expenses.").

      7.2  Expenses Borne by Selling Securityholders.  The selling
           -----------------------------------------
securityholders will be responsible for payment of their own legal fees, underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder, with any such expenses which are common to the selling securityholders divided among such securityholders (including the Company and holders of the Company's securities other than Registrable Securities, to the extent that securities are being registered on behalf of such Persons) pro rata on the basis of the number of shares being registered on behalf of each such securityholder, or as such securityholders may otherwise agree.

Section 8. Indemnification.

      8.1  Indemnification by Company.  The Company agrees to indemnify, and
           --------------------------
hold harmless to the extent permitted by law, each Holder of Registrable Securities, the partners, officers, directors and each Person who controls (within the meaning of the Securities Act) each such Holder against all losses, claims, damages, liabilities and expenses caused by, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will reimburse each such Holder, director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, except insofar as the same are caused by or contained in (i) any information furnished in writing to the Company by such Holder expressly for use therein, (ii) such Holder's failure to deliver a final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus, or (iii) such Holder's failure to discontinue disposition of shares after receiving notice from the Company pursuant to Section 6.3 hereof. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors an each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Holders of Registrable

Securities.

      8.2  Indemnification by Holder.  In connection with any registration
           -------------------------
statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors, officers and each Person who controls (within the meaning of the Securities Act) the Company from and against any losses, claims, damages, liabilities and expenses resulting from, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use therein; and such Holder will reimburse the Company and each director, officer and controlling person of the Company for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that
                                                                 --------
the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement. In connection with an underwritten offering, each such Holder will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the indemnification of the Company.

      8.3  Assumption of Defense by Indemnifying Party.  Any  Person entitled to
           -------------------------------------------
indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seems indemnification;

provided that the failure of any indemnified party to give notice as provided
- --------
herein shall not relieve the indemnifying party of its obligations under this
Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      8.4  Binding Effect.  The indemnification provided for under this
           --------------
Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by an indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. Each Holder of Registrable Securities also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event such Holder's indemnification is unavailable for any reason; provided that the amount of such contribution shall not exceed the net amount of proceeds received by such Holder from the relevant sale of Registrable Securities.

Section 9. Certain Registrations

     9.1  Participation in Underwritten Registrations.  No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) subject to the limitations on Holders' obligations set forth in this Agreement, completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     9.2  Rule 144 Reporting.  With a view to making available to the Holders
          ------------------
the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

          9.2.1 Make and keep public information available, as those terms are understood and defined in Securities Act Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          9.2.2 File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act, the Securities Act and the rules and regulations adopted by the Commission thereunder; and

          9.2.3 So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Securities Act Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports, documents and information as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

 Section 10.  Miscellaneous.

      10.1  No Inconsistent Agreements.  The Company will not hereafter enter
            --------------------------
into any agreement with respect to its securities which violates the rights granted to the Holders of Registrable Securities in this Agreement.

      10.2  Remedies.  Any Person having rights under any provision of this
            --------
Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      10.3  Term.  Except as specifically otherwise provided herein, the
            ----
provisions of this Agreement shall apply until such time as all Registrable Securities have ceased to be Registrable Securities hereunder but in no event later than five (5) years from the date of this Agreement.

      10.4  Amendments and Waivers.   Except as otherwise specifically provided
            ----------------------
herein, this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities.

      10.5  Successors and Assigns.  The Company and the Investors hereby agree
            ----------------------
that any subsequent holder of Registrable Securities shall be entitled to all benefits hereunder as a holder of such securities; provided that an express assignment of such rights shall have been made, a copy of which shall have been delivered to the Company. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such securities.

      10.6  Severability.  Whenever possible, each provision of this Agreement
            ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      10.7  Counterparts.  This Agreement may be executed simultaneously in
            ------------
multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

      10.8  Descriptive Headings.  The descriptive headings of this Agreement
            --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

      10.9  Governing Law.  All questions concerning the construction, validity
            -------------
and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Virginia.

      10.10  Entire Agreement.  This Agreement is intended by the parties as a
             ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      10.11  Notices.  All  notices, demands or other communications to be given
             -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been delivered when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Investor at the address indicated on the records of the Company and to the Company at the address indicated below:

     (a)  If to the Company:

          --------------------------------------

          --------------------------------------

          --------------------------------------

          --------------------------------------

          with a copy, which shall not constitute notice to:

          --------------------------------------

          --------------------------------------

          --------------------------------------

          --------------------------------------

     (b)  If to the Investors:


          --------------------------------------

          --------------------------------------
          --------------------------------------
          --------------------------------------

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         TELCO COMMUNICATIONS GROUP, INC.



                         By:
                             -----------------------------------------
                         Its:
                               ----------------------------------------

                         THE INVESTORS WHOSE SIGNATURES ARE
                         ATTACHED HERETO

                                   EXHIBIT A
                                   ---------



                                    -xviii-